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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of Newfield Exploration Company (the "Company") of our name, which is set forth in "Item 2. Properties" of the Annual Report on Form 10-K of the Company for the year ended December 31, 1997. We also hereby consent to the reference to our firm under the caption "Experts" in this Registration Statement on Form S-3.

                                            /s/  RYDER SCOTT COMPANY
                                                 PETROLEUM ENGINEERS
                                            ------------------------------------
                                            RYDER SCOTT COMPANY
                                            PETROLEUM ENGINEERS

July 14, 1998